                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)        December 12, 2006
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                     ML-CFC Commercial Mortgage Trust 2006-4
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                       (Exact name of the Issuing Entity)
           Commission File Number of the Issuing Entity: 333-130408-04

         Merrill Lynch Mortgage Lending, Inc. and Countrywide Commercial
                           Real Estate Finance, Inc.
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             (Exact name of the Sponsor as specified in its charter)

                     Merrill Lynch Mortgage Investors, Inc.
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           (Exact name of the Registrant as specified in its charter)
              Commission File Number of the Registrant: 333-130408

Delaware                            333-130408-05             13-3416059
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(State or Other Jurisdiction         (Commission            (IRS Employer
of Incorporation)                    File Number)         Identification No.)

4 World Financial Center, 16th Floor
250 Vesey Street, New York, New York                             10080
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code        (212) 449-1000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.
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         On December 12, 2006, a pooling and servicing agreement, dated as of
December 1, 2006 (the "Pooling and Servicing Agreement"), was entered into by and between Merrill Lynch Mortgage Investors, Inc., as depositor (the
"Registrant"), Midland Loan Services, Inc., as master servicer no. 1, Wells
Fargo Bank, National Association, as master servicer no. 2, LNR Partners, Inc., as special servicer and LaSalle Bank National Association, as trustee. The
Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled ML-CFC Commercial Mortgage Trust 2006-4
(the "ML-CFC Commercial Mortgage Trust 2006-4"), Commercial Mortgage
Pass-Through Certificates, Series 2006-4 (the "Certificates"). The Pooling and
Servicing Agreement is attached as Exhibit 4.1 hereto. Certain classes of the
Certificates, designated as Class A-1, Class A-2, Class A-2FL, Class A-3, Class
A-SB, Class A-1A, Class AM, Class AJ, Class AJ-FL, Class B, Class C, Class D and
Class XP (collectively, the "Publicly-Offered Certificates"), were registered under the Registrant's registration statement on Form S-3 (Registration No.
333-130408) and were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated
("Merrill Lynch"), Countrywide Securities Corporation, IXIS Securities North
America Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and
Deutsche Bank Securities Inc. (collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of December 1, 2006 (the "Underwriting
Agreement"), between the Registrant and the Underwriters. The Underwriting
Agreement is attached as Exhibit 1.1 hereto. Certain of the mortgage loans backing the Publicly-Offered Certificates (the "MLML Mortgage Loans") were acquired by the Registrant from Merrill Lynch Mortgage Lending, Inc. ("MLML") as seller pursuant to a mortgage loan purchase agreement dated as of December 1,
2006 (the "MLML Mortgage Loan Purchase Agreement"), which is attached hereto as
Exhibit 99.1. Certain other of the mortgage loans backing the Publicly-Offered
Certificates (the "Countrywide Mortgage Loans") were acquired by the Registrant from Countrywide Commercial Real Estate Finance, Inc. ("Countrywide") as seller pursuant to a mortgage loan purchase agreement dated as of December 1, 2006 (the
"Countrywide Mortgage Loan Purchase Agreement"), which is attached hereto as
Exhibit 99.2. Certain other mortgage loans backing the Publicly-Offered
Certificates (the "IXIS Mortgage Loans") were acquired by the Registrant from
IXIS Real Estate Capital Inc. ("IXIS") as seller pursuant to a mortgage loan purchase agreement dated as of December 1, 2006 (the "IXIS Mortgage Loan
Purchase Agreement"), which is attached hereto as Exhibit 99.3. The remaining mortgage loans backing the Publicly-Offered Certificates (the "PNC Bank Mortgage
Loans"; the MLML Mortgage Loans, the Countrywide Mortgage Loans, the IXIS
Mortgage Loans and the PNC Bank Mortgage Loans, collectively, the "Mortgage
Loans") were acquired by the Registrant from PNC Bank, National Association
("PNC Bank") as seller pursuant to a mortgage loan purchase agreement dated as of December 1, 2006 (the "PNC Bank Mortgage Loan Purchase Agreement"; the MLML
Mortgage Loan Purchase Agreement, the Countrywide Mortgage Loan Purchase
Agreement, the IXIS Mortgage Loan Purchase Agreement and the PNC Bank Mortgage
Loan Purchase Agreement, collectively, the "Mortgage Loan Purchase Agreements"), which is attached hereto as Exhibit 99.4.

         Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (MLML, Countrywide, IXIS or PNC Bank, as the case may be) to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

         The assets of the ML-CFC Commercial Mortgage Trust 2006-4 will include interest rate swap agreements with respect to the Class A-2FL Certificates and the Class AJ-FL Certificates, each between the trustee on behalf of the ML-CFC
Commercial Mortgage Trust 2006-4 and Merrill Lynch Capital Services, Inc. as
swap counterparty. The swap agreement with respect to the Class A-2FL
Certificates includes a Schedule to the ISDA 2002 Master Agreement (the "Class
A-2FL Schedule to ISDA 2002 Master Agreement"), which is attached hereto as
Exhibit 99.5, an ISDA 1994 Credit Support Annex dated as of December 12, 2006
(the "Class A-2FL ISDA Credit Support Annex"), which is attached hereto as
Exhibit 99.6, a confirmation pursuant to the ISDA 2002 Master Agreement dated
December 12, 2006 (the "Class A-2FL Swap Confirmation"), which is attached hereto as Exhibit 99.7, and the Guarantee of Merrill Lynch & Co., Inc. dated as of December 12, 2006 (the "Class A-2FL Guarantee"), which is attached hereto as
Exhibit 99.8. The swap agreement with respect to the Class AJ-FL Certificates includes a Schedule to the ISDA 2002 Master Agreement (the "Class AJ-FL Schedule
to ISDA 2002 Master Agreement"), which is attached hereto as Exhibit 99.9, an
ISDA 1994 Credit Support Annex dated as of December 12, 2006 (the "Class AJ-FL
ISDA Credit Support Annex"), which is attached hereto as Exhibit 99.10, a confirmation pursuant to the ISDA 2002 Master Agreement dated December 12, 2006
(the "Class AJ-FL Swap Confirmation"), which is attached hereto as Exhibit
99.11, and the Guarantee of Merrill Lynch & Co., Inc. dated as of December 12,
2006 (the "Class AJ-FL Guarantee"), which is attached hereto as Exhibit 99.12.

         Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.
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         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:
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         Not applicable.

(b) Pro forma financial information:
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         Not applicable.

(c) Shell company transactions:
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         Not applicable.

(d) Exhibits:
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Exhibit No.       Description

1.1               Underwriting Agreement

4.1               Pooling and Servicing Agreement

5.1               Legality Opinion

8.1               Tax Opinion

99.1              MLML Mortgage Loan Purchase Agreement

99.2              Countrywide Mortgage Loan Purchase Agreement

99.3              IXIS Mortgage Loan Purchase Agreement

99.4              PNC Bank Mortgage Loan Purchase Agreement

99.5              Class A-2FL Schedule to ISDA 2002 Master Agreement

99.6              Class A-2FL ISDA Credit Support Annex

99.7              Class A-2FL Swap Confirmation

99.8              Class A-2FL Guarantee

99.9              Class AJ-FL Schedule to ISDA 2002 Master Agreement

99.10             Class AJ-FL ISDA Credit Support Annex

99.11             Class AJ-FL Swap Confirmation

99.12             Class AJ-FL Guarantee

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 18, 2006

                                MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                By: /s/ David M. Rodgers
                                    -----------------------------------------
                                      Name:  David M. Rodgers
                                      Title: Executive Vice President,
                                             Chief Officer in Charge of
                                             Commercial Mortgage Securitization

                                  EXHIBIT INDEX
                                  -------------

                   The following exhibits are filed herewith:

Exhibit No.
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1.1               Underwriting Agreement

4.1               Pooling and Servicing Agreement

5.1               Legality Opinion

8.1               Tax Opinion

99.1              MLML Mortgage Loan Purchase Agreement

99.2              Countrywide Mortgage Loan Purchase Agreement

99.3              IXIS Mortgage Loan Purchase Agreement

99.4              PNC Bank Mortgage Loan Purchase Agreement

99.5              Class A-2FL Schedule to ISDA 2002 Master Agreement

99.6              Class A-2FL ISDA Credit Support Annex

99.7              Class A-2FL Swap Confirmation

99.8              Class A-2FL Guarantee

99.9              Class AJ-FL Schedule to ISDA 2002 Master Agreement

99.10             Class AJ-FL ISDA Credit Support Annex

99.11             Class AJ-FL Swap Confirmation

99.12             Class AJ-FL Guarantee